MANAGER AND FOUNDER
    AQUILA MANAGEMENT CORPORATION
    380 Madison Avenue, Suite 2300
    New York, New York 10017

INVESTMENT SUB-ADVISER
    BANC ONE INVESTMENT
      ADVISORS CORPORATION
    1111 Polaris Parkway
    Columbus, Ohio 43240

BOARD OF TRUSTEES
    Lacy B. Herrmann, Chairman
    Thomas A. Christopher
    Douglas Dean
    Diana P. Herrmann
    Carroll F. Knicely
    Theodore T. Mason
    Anne J. Mills
    William J. Nightingale
    James R. Ramsey

OFFICERS
    Lacy B. Herrmann, President
    Charles E. Childs, III, Senior Vice President
    Diana P. Herrmann, Senior Vice President
    John M. Herndon, Vice President
    Jerry G. McGrew, Vice President
    Rose F. Marotta, Chief Financial Officer
    Richard F. West, Treasurer
    Edward M.W. Hines, Secretary

DISTRIBUTOR
    AQUILA DISTRIBUTORS, INC.
    380 Madison Avenue, Suite 2300
    New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
    PFPC INC.
    400 Bellevue Parkway
    Wilmington, DE 19809

CUSTODIAN
    BANK ONE TRUST COMPANY, N.A.
    100 East Broad Street
    Columbus, Ohio 43271

INDEPENDENT AUDITORS
    KPMG LLP
    757 Third Avenue
    New York, New York 10017

Further information is contained in the Prospectus which must precede or accompany this report.



ANNUAL
REPORT

SEPTEMBER 30, 2000

[Logo of the Churchill Cash Reserves Trust: a standing pegasus]

                                   CHURCHILL
                                 CASH RESERVES
                                     TRUST

                          A CASH MANAGEMENT INVESTMENT

[Logo of the Aquila Group of Funds: an eagle's head]

ONE OF THE
AQUILASM GROUP OF FUNDS

[Logo of the Churchill Cash Reserves Trust: a standing pegasus]

                         CHURCHILL CASH RESERVES TRUST

                                 ANNUAL REPORT


                                                               November 10, 2000

Dear Investor:

     We are pleased to provide you with the Annual Report for Churchill Cash Reserves Trust for the fiscal year ended September 30, 2000.

     The Trust continued to meet its objectives of providing high current income, stability and liquidity for investors' cash reserves through investments in taxable money market securities.

     The economic climate and the Federal Reserve's monetary policy once again had an impact on the short-term debt markets during the Trust's current report period.

     Since our last correspondence six months ago, the Federal Reserve Board (the "Fed") raised the Federal Funds rate from 6.00% to 6.50%. The Fed usually adjusts the rate by 0.25%, but at the May 16th meeting, the Fed raised the rate by 0.50% in an effort to squelch inflation pressures before they take root in the economy. The Fed's action resulted from higher equity and real estate prices, increased wages and tight labor markets, which helped spur consumer spending during the reporting period. The booming economy also contributed to a continued downtrend in the national unemployment rate, which reached 3.9% at the end of September. The Fed is concerned that with a strong economy and low unemployment, inflation would worsen as the increased stress on labor markets would potentially put additional upward pressure on wages and ultimately prices.

     We believe the Fed's rate hikes have had the desired effect and that the economy should begin to slow over the next several months without slipping into a recession. The slower growth should keep inflation in check, allowing the Fed to maintain a neutral monetary policy for the rest of the year.

     As mentioned in previous report letters, yields on money market funds like the Trust, move in concert with rate policies pursued by the Federal Reserve. As of September 30, 2000, the Trust's average seven-day yield was 6.05% compared to 4.90% for the seven-day period ended September 30, 1999.

     We very much value you as a shareholder and appreciate the confidence you have shown in Churchill Cash Reserves Trust.


                                                  Sincerely,

                                                  /s/  Lacy B. Herrmann
                                                       ----------------

                                                  Lacy B. Herrmann
                                                  President and Chairman
                                                    of the Board of Trustees

[Logo of KPMG LLP: four solid rectangles with the letters KPMG in front of them]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Churchill Cash Reserves Trust:

     We have audited the accompanying statement of assets and liabilities of Churchill Cash Reserves Trust, including the statement of investments, as of September 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Churchill Cash Reserves Trust as of September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP
------------

New York, New York
October 20, 2000

                         CHURCHILL CASH RESERVES TRUST
                            STATEMENT OF INVESTMENTS
                               SEPTEMBER 30, 2000

    FACE
   AMOUNT       COMMERCIAL PAPER - 63.9%                                                           VALUE
                ASSET-BACKED ARBITRAGE - 13.0%
$  3,000,000    Bavaria Universal Funding Co., 6.53%, 10/19/00 +                                $  2,990,205
   3,000,000    Greyhawk Funding LLC., 6.54%, 10/17/00 +                                           2,991,280
   3,000,000    Intrepid Funding Master Trust, 6.56%, 10/11/00 +                                   2,994,533
                                                                                                   8,976,018

                BANKING - 4.3%
   3,000,000    Banco Santander, Puerto Rico, 6.54%, 10/18/00                                      2,990,735

                COMMERCIAL LOANS- 21.6%
   3,000,000    Asset Portfolios Funding Corp., 6.54%, 10/11/00 +                                  2,994,550
   3,000,000    Brahms Funding Corp., 6.60%, 10/04/00 +                                            2,998,350
   3,000,000    Lone Star Funding LLC., 6.53%, 11/17/00 +                                          2,974,425
   3,000,000    Moat Funding LLC., 6.54%, 10/16/00 +                                               2,991,825
   3,000,000    Special Purpose Accounts Receivable Coop. Corp.,
                    6.55%, 11/06/00 +                                                              2,980,350
                                                                                                  14,939,500

                CONSTRUCTION - 3.3%
   2,286,000    Cemex SA de CV, 6.65%, 10/10/00                                                    2,282,200
                    LOC: Bayerische Hypo-und Vereinsbank AG

                CREDIT CARD - 8.7%
   3,000,000    Citibank Credit Card, 6.56%, 10/20/00 +                                            2,989,612
   3,000,000    Montauk Funding Corp., 6.52%, 10/24/00 +                                           2,987,503
                                                                                                   5,977,115

                TRADE / TERM RECEIVABLES - 13.0%
   3,000,000    Concord Minutemen Capital Company LLC., 6.57%, 10/05/00 +                          2,997,810
   3,000,000    Sheffield Receivables Corp., 6.53%, 10/03/00 +                                     2,998,912
   3,000,000    Tannehill Capital, 6.53%, 10/13/00 +                                               2,993,470
                                                                                                   8,990,192

                    Total Commercial Paper:                                                       44,155,760

                CORPORATE NOTES - 5.8%
   4,000,000    AT&T Capital Corp., 7.500%, 11/15/00                                               4,006,265
                    GTD: CIT Group Inc.




                                                                                                   MARKET
SHARES        U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 14.4%                                       VALUE

$ 10,000,000    Federal Home Loan Banks, 6.250%, 10/02/00                                       $  9,998,264

                REPURCHASE AGREEMENT - 16.2%
  11,180,000    Goldman, Sachs & Co., 6.65%, 10/02/00                                             11,180,000
                    (Proceeds of $11,186,196 to be received at maturity)
                    Collateral: $ 1,636,922 Federal Home Loan Mortgage Corp.,
                    7.000%, due 08/01/14,
                    $ 11,745,711 Federal Home Loan Mortgage Corp., 6.500%,
                    due 12/01/28,
                    $ 1,000 Federal Home Loan Mortgage Corp., 7.000%,
                    due 07/01/29,
                    (collateral market value $11,180,240)

                Total Investments (cost $69,340,289*)                            100.3%           69,340,289
                Liabilities in excess of other assets                             (0.3)             (197,401)
                Net Assets                                                       100.0%         $ 69,142,888

                *   Cost for Federal tax purposes is identical.
                + Pursuant to Rule 144A, resale is restricted to qualified institutional buyers.

                 See accompanying notes to financial statements

                         CHURCHILL CASH RESERVES TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2000

ASSETS
Investments at value (cost $69,340,289)                                                         $ 69,340,289
Interest receivable                                                                                  117,446
Cash                                                                                                  53,145
Other assets                                                                                           4,719
    Total assets                                                                                  69,515,599

LIABILITIES
Dividends payable                                                                                    323,477
Accrued expenses                                                                                      30,735
Management fee payable                                                                                18,499
    Total liabilities                                                                                372,711

NET ASSETS (equivalent to $1.00 per share on 69,131,921 shares outstanding)                     $ 69,142,888

Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares,
    par value $.01 per share                                                                    $    691,319
Additional paid-in capital                                                                        68,445,915
Undistributed net investment income                                                                    5,654
                                                                                                $ 69,142,888

                See accompanying notes to financial statements.

                         CHURCHILL CASH RESERVES TRUST
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2000

INVESTMENT INCOME:
    Interest Income                                                                             $ 4,557,978

Expenses:
    Management fee (note 2)                                            $ 368,767
    Trustees' fees and expenses                                           45,890
    Legal fees                                                            28,337
    Audit and accounting fees                                             21,300
    Transfer and shareholder servicing agent fees                         10,776
    Shareholders' reports                                                  9,177
    Custodian fees                                                         9,055
    Insurance                                                              3,279
    Registration fees and dues                                             3,217
    Miscellaneous                                                         10,306
                                                                         510,104

    Management fee waived (note 2)                                       (65,667)
    Expenses paid indirectly (note 4)                                     (1,917)
          Net expenses                                                                              442,520

          Net investment income                                                                   4,115,458

Net realized gain from securities transactions                                                        1,906

Net increase in net assets resulting from operations                                            $ 4,117,364

                See accompanying notes to financial statements.

                         CHURCHILL CASH RESERVES TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                                     2000               1999
FROM INVESTMENT ACTIVITIES:
Net investment income                                                           $    4,115,458     $    4,512,161
Dividends to shareholders from net investment income
    ($0.0561 and $0.0469 per share, respectively)                                   (4,115,458)        (4,512,161)
Net realized gain from securities transactions                                           1,906              1,002
Change in net assets derived from investment activities                                  1,906              1,002

FROM CAPITAL SHARE TRANSACTIONS:

                                                          SHARES
                                                 YEAR ENDED SEPTEMBER 30,
                                                   2000            1999

Proceeds from shares sold                       140,789,242     227,485,121        140,789,242        227,485,121
Reinvested dividends                                     52             558                 52                558
Cost of shares redeemed                        (148,004,235)   (254,997,252)      (148,004,235)      (254,997,252)

Change in net assets from
    capital share transactions                   (7,214,941)    (27,511,573)        (7,214,941)       (27,511,573)

Change in net assets                                                                (7,213,035)       (27,510,571)

NET ASSETS:

    Beginning of period                                                             76,355,923        103,866,494

    End of period                                                               $   69,142,888     $   76,355,923

                See accompanying notes to financial statements.

                         CHURCHILL CASH RESERVES TRUST
                         NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Churchill Cash Reserves Trust (the "Trust"), a diversified, open-end investment company, was organized on January 4, 1985, as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The Trust commenced operations on July 9, 1985.

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a) PORTFOLIO VALUATION: The Trust's portfolio securities are valued by the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), which, after considering accrued interest thereon, approximates market. Under this method, a portfolio security is valued at cost adjusted for amortization of premiums and accretion of discounts. Amortization of premiums and accretion of discounts are included in interest income.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premiums and accretion of discounts as discussed in the preceding paragraph.

c) FEDERAL INCOME TAXES: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) REPURCHASE AGREEMENTS: It is the Trust's policy to monitor closely the creditworthiness of all firms with which it enters into repurchase agreements, and to take possession of, or otherwise perfect its security interest in, securities purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day in order to compare the value of the collateral to the amount of the "loan" (repurchase agreements being defined as "loans" in the 1940
     Act), including the accrued interest earned thereon. If the value of the collateral is less than 102% of the loan plus the accrued interest thereon, additional collateral is required from the borrower.

e) USE OF ESTIMATES: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


2.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     Aquila Management Corporation (the "Manager"), the Trust's founder and sponsor, serves as the Manager for the Trust under an Advisory and Administration Agreement with the Trust. The portfolio management of the Trust has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Trust, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Trust and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to theTrust such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Trust's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% on the Trust's net assets.

     Banc One Investment Advisors Corporation (the "Sub-Adviser") serves as the Investment Sub-Adviser for the Trust under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Trust, the investment program of the Trust and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Trust's portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.33 of 1% on the Trust's net assets.

     For the year ended September 30, 2000, the Trust incurred fees for advisory and administrative services of $368,767 of which $65,667 was voluntarily waived. Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Trust's Prospectus and Statement of Additional Information.

     Under  a   Distribution   Agreement,   Aquila   Distributors,   Inc.   (the
"Distributor") serves as the exclusive distributor of the Trust's shares. No compensation or fees are paid by the Trust to the Distributor for such share distribution.

3.  DISTRIBUTIONS

     The Trust declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option.

4.  EXPENSES

     The Trust has negotiated an expense offset arrangement with its custodian, Bank One Trust Company, N.A., an affiliate of the Sub-Adviser, wherein it receives credit toward the reduction of custodian fees and other Trust expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Trust to invest, to the extent practicable, some or all of cash balances in income-prod ucing assets rather than leave cash on deposit.

                         CHURCHILL CASH RESERVES TRUST
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          YEAR ENDED SEPTEMBER 30,
                                                          2000         1999         1998         1997         1996
Net Asset Value, Beginning of Period                    $1.0000      $1.0000      $1.0000      $1.0000      $1.0000

Income from Investment Operations:
    Net investment income                                0.0561       0.0469       0.0513       0.0499       0.0500

    Total from Investment Operations                     0.0561       0.0469       0.0513       0.0499       0.0500

Less Distributions:
    Dividends from net investment income                (0.0561)     (0.0469)     (0.0513)     (0.0499)     (0.0500)

    Total Distributions                                 (0.0561)     (0.0469)     (0.0513)     (0.0499)     (0.0500)

Net Asset Value, End of Period                          $1.0000      $1.0000      $1.0000      $1.0000      $1.0000

Total Return (%)                                           5.75         4.79         5.25         5.11         5.12

Ratios/Supplemental Data
    Net Assets, End of Period ($ thousands)              69,143       76,356      103,866      125,392      120,939
    Ratio of Expenses to Average Net Assets (%)            0.60         0.60         0.60         0.60         0.56
    Ratio of Net Investment Income to
        Average Net Assets (%)                             5.58         4.70         5.13         4.99         5.02

The expense and net investment income ratios without the effect of the Manager's voluntary waiver of a portion of fees were:

    Ratio of Expenses to Average Net Assets (%)            0.69         0.66         0.63         0.66         0.63
    Ratio of Net Investment Income to
      Average Net Assets (%)                               5.49         4.65         5.10         4.93         4.94


Note:  Banc One Investment Advisors Corporation served as the Trust's Investment
       Adviser   until   June  5,  1998,  when,   pursuant   to  new  management
       arrangements, it was appointed as the Trust's Investment Sub-Adviser.

                See accompanying notes to financial statements.

FEDERAL TAX STATUS OF DIVIDENDS (UNAUDITED)

     This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF THE SHAREHOLDERS IS REQUIRED.

     For the fiscal year ended September 30, 2000, the total amount of dividends paid by Churchill Cash Reserves Trust was ordinary dividend income.

     Prior to January 31, 2001, shareholders will be mailed IRS Form 1099-DIV which will contain information on the status of dividends paid for the 2000 CALENDAR YEAR.